First Eagle Gold Fund	March 1, 2016

Summary Prospectus

Investment Objective

First Eagle Gold Fund (“Gold Fund”) seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio.

Fees and Expenses of the Gold Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Gold Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Gold Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections of the Fund’s Prospectus on pages 68 and 73, respectively.

	Class A		Class C	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00		2.00	2.00
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses**	0.33		0.39	0.28
Total Annual Operating Expenses (%)	1.33		2.14	1.03

Example

The following example is intended to help you compare the cost of investing in the Gold Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Class A	SGGDX

Class C	FEGOX

Class I	FEGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, dated March 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.feim.com/individual-investors/fund/
gold-fund. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to info@firsteaglefunds.com.

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**	“Other Expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2015.

First Eagle Gold Fund

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$629	$900	$1,192	$2,021

Class C (shares have a one year contingent deferred sales charge)
Sold	$317	$670	$1,149	$2,472

Held	$217	$670	$1,149	$2,472

Class I
Sold or Held	$105	$328	$569	$1,259

Portfolio Turnover Rate

The Gold Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.47% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of providing investors the opportunity to participate in the investment characteristics of gold, the Gold Fund invests at least 80% of its total assets in gold and/or securities (which may include both equity and, to a limited extent, debt instruments) directly related to gold or issuers principally engaged in the gold industry, including securities of gold mining finance companies as well as operating companies with long-, medium- or short-life mines. Up to 20% of the Fund’s assets may be invested in equity and, to a limited extent, debt instruments unrelated to gold or the gold industry where such securities are consistent with the Fund’s investment objective. The Fund may invest up to 20% of its total assets in debt securities. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may also invest in fixed-income instruments (without regard to credit rating or time to maturity), short-term debt instruments, other precious metals, and futures contracts related to precious metals. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books.

An investment in the Gold Fund is not intended to be a complete investment program. However, many investors believe that, historically, a limited exposure to investments in gold or gold-related instruments may provide some offset against the market impact of political and economic disruptions, as well as relieve inflationary or deflationary pressures.

The Fund makes some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodities and related instruments, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Gold Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Gold Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes to U.S. and foreign taxes, currencies, mining laws, inflation, and various other market conditions.

Summary Prospectus | March 1, 2016

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. Because of the Gold Fund’s policy of investing primarily in gold, securities directly related to gold and/or of companies engaged in the gold industry, a substantial part of the Gold Fund’s assets will generally be invested in securities of companies domiciled or operating in one or more foreign countries, including emerging markets.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund may invest in a limited number of companies and industries, therefore gains or losses in a particular security may have a greater impact on their share price.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

For more information on the risks of investing in the Gold Fund, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

The following information provides an indication of the risks of investing in the Gold Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/gold-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
Third Quarter 2007	21.55%	Second Quarter 2013	-32.24%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares.

After-tax returns for Class C and Class I shares will vary.

First Eagle Gold Fund	Summary Prospectus | March 1, 2016

Average Annual Total Returns as of December 31, 2015

	1 Year	5 Years	10 Years
First Eagle Gold Fund
Class A Shares
Return Before Taxes	-23.34%	-19.67%	-2.15%

Return After Taxes on Distributions	-23.34%	-19.81%	-2.96%

Return After Taxes on Distributions and Sales of Fund Shares	-13.21%	-13.01%	-0.98%
Class C Shares
Return Before Taxes	-20.74%	-19.47%	-2.39%
Class I Shares
Return Before Taxes	-19.04%	-18.64%	-1.40%
MSCI World Index	-0.87%	7.59%	4.98%

FTSE Gold Mines Index	-21.42%	-25.99%	-8.63%

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan and Thomas Kertsos have served as the Gold Fund’s Portfolio Managers since March 2013 and March 2016, respectively. Mr. McLennan has also served as the Head of the First Eagle Global Value Team since September 2008.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Gold Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information.

Send all requests for information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date.

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section of the Fund’s Prospectus for more information.